Exhibit 99.2

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets reviewed

AMC Diligence (“AMC”) performed certain due diligence services (the “Review”) described below on student loans originated by Nationwide Bank (“Lender”), for portfolio investment by Goldman Sachs Bank USA (the “Client”). The Review was conducted between November 2018 - December 2018 on student loans (“Loans”) provided to the AMC via pdfs.

(2) Pool size of the assets reviewed

The Review consisted of three thousand, one hundred and ninety-seven (3,197) student loans. To AMC’s knowledge, the Review covered 100% of the transaction loan population.

(3) Quality or integrity of information or data about the assets: Review and methodology

AMC compared data fields on the Review tape provided to the Client to the data found in the loan file as captured during the Review. This comparison, when data was available, included the following data fields:

Borrower Name	Maturity Date	Original Principal Balance
DTI	Monthly Payment	Original Terms
Income	Original Interest Rate	Origination Date
Loan Type

(4) Conformity to stated underwriting guidelines, standards, criteria or other requirements: review and methodology

A re-underwriting review was conducted in order to ensure reviewed loans adhere to the Lender’s Underwriting Guidelines. AMC also verified that the proper qualification and underwriting procedures were followed at the time of origination. Confirmation of the loan terms was performed through recalculation and verification of material data and documentation considered when qualifying the loan.

Credit Qualification Review

A.	Guidelines

Determine whether each loan was underwritten in accordance with applicable Lender requirements defined by underwriting guidelines, variances, tolerances, and exception authorities established by the Lender.

B.	Employment

Review the file documentation for minimum required level of employment and income and related verifications pursuant to underwriting guidelines, variances, tolerances, and exception authorities established by Lender.

C.	Income

Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at the time of origination pursuant to underwriting guidelines, variances, tolerances, and exception authorities established by the Lender.

D.	Regulatory Compliance

Analyze each consumer loan for compliance with Federal TILA and Fair Credit Reporting Act requirements, including a review of annual percentage rate (“APR”), finance charge, amount financed, total payments, payment schedule, monthly payment, ACH authorization and disclosures. Certain disclosures were reviewed on a subset of the total reviewed loans.

E.	Payment and Debt Ratio

Recalculate the payment-to-income (PTI) and debt-to-income (DTI) ratios and verify the ratio accuracy at origination to determine compliance with underwriting guidelines, variances, tolerances, and exception authorities established by the Lender. AMC will not cite missing documentation that is considered immaterial. Depending on file contents it may be necessary to utilize Lender figures from documentation in the file in order to perform PTI and DTI calculations.

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F.	Credit Report and Credit History

Review the credit report to verify that the credit report was obtained in accordance with Lender requirements for all borrower(s) and demonstrates adequate credit depth to comply with underwriting guidelines, variances, tolerances, and exception authorities established by Lender.

G.	Credit Scores

Verify that borrower(s) meet minimum credit score requirements of the underwriting guidelines, variances, tolerances, and exception authorities established by Lender.

Document Review

A review of each student loan file was performed to confirm the presence of material documentation as defined by underwriting guidelines, variances, tolerances, and exception authorities established by Lender; and applicable to the specifics of the student loan transaction. The document review included the following:

A.	Credit Documents — In accordance with Lender Guidelines
1)	Consumer Credit Agreement
a)	Verify the presence and completeness of a signed credit agreement.

2)	Credit Report
a)	Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the guidelines.

3)	Income Documentation
a)	Verify the presence of income and employment related documentation for all borrowing parties contributing income to the payment and debt ratio calculations.
b)	None of the procedures were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

None of the procedures were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

EXCEPTION DETAIL

After the review, the loans were found to have no exceptions to the procedures outlined in this document.

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